Exhibit 32.1

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350,

AND EXCHANGE ACT RULE 13a-14(b)

In connection with the Quarterly Report of Option Care, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), we, Rajat Rai, Chief Executive Officer of the Company, and Paul Mastrapa, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adoped pursuant to Secion 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) that:

(1)                                  This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations the Company.

Date: May 10, 2004	By:	/s/ Rajat Rai
Rajat Rai Chief Executive Officer

Date: May 10, 2004	By:	/s/ Paul Mastrapa
Paul Mastrapa
Senior Vice President and Chief Financial Officer